UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 23, 2013
 (Date of earliest event reported)

SOUND FINANCIAL BANCORP, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35633	45-5188530
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2005 5th Avenue, Second Floor, Seattle, Washington	98121
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (206) 448-0884

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On August 23, 2013, Sound Financial Bancorp, Inc. announced that its Board of Directors has authorized a stock repurchase program.  Under that program, the Company may purchase up to 129,340 shares, or approximately 5% of its currently outstanding shares of common stock.  The repurchases will be made from time to time in open-market or negotiated transactions as deemed appropriate by the Company and will depend on market conditions.  The stock repurchase program will expire on August 22, 2014 unless completed sooner or otherwise extended.

Item 9.01.  Financial Statements and Other Exhibits

(d)	Exhibits

             99  Press Release dated August 23, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

SOUND FINANCIAL BANCORP, INC.

Date:	August 23, 2013	By:	/s/ Laura Lee Stewart
Laura Lee Stewart, President and CEO